Certificateholders' statement


               MONTHLY SERIES 1995-1 CERTIFICATEHOLDERS' STATEMENT

                       THE FIRST NATIONAL BANK OF ATLANTA

                       ----------------------------------

                        WACHOVIA CREDIT CARD MASTER TRUST

                       ----------------------------------






         Listed below is the information which is required to be prepared with respect to the distribution date of October 15, 1998 and with respect to the performance of the Trust during the related Monthly period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)




          1.    The amount of the current monthly
                distribution in respect of Class A
                Monthly Principal                                                                                              $0.00

          2.    The amount of the currently monthly
                distribution in respect of Class B
                Monthly Principal                                                                                              $0.00

          3.    The amount of the currently monthly
                distribution in respect of Collateral
                Monthly Principal                                                                                              $0.00

          4.    The amount of the currently monthly
                distribution in respect of Class A
                Monthly Interest                                                                                               $4.80

          5.    The amount of the currently monthly
                distribution in respect of Class A
                Deficiency Amounts                                                                                             $0.00

          6.    The amount of the currently monthly
                distribution in respect of Class A
                Additional Interest                                                                                            $0.00

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                         Certificateholders' statement

          7.    The amount of the currently monthly
                distribution in respect of Class B                                                                             $4.89
                Monthly Interest

          8.    The amount of the currently monthly
                distribution in respect of Class B
                Deficiency Amounts                                                                                             $0.00

          9.    The amount of the currently monthly
                distribution in respect of Class B
                Additional Interest                                                                                            $0.00

          10.   The amount of the currently monthly
                distribution in respect of Collateral
                Monthly Interest                                                                                               $4.87

          11.   The amount of the currently monthly
                distribution in respect of any
                accrued and unpaid Collateral
                Monthly Interest                                                                                               $0.00

E.        Information Regarding the Performance of the Trust

          1.    Collection of Principal Receivables

                (a)     The aggregate amount of
                        Collections of Principal
                        Receivables processed during
                        the related Monthly Period
                        which were allocated in respect
                        of the Class A Certificates                                                                   $42,556,521.70

                (b)     The aggregate amount of
                        Collections of Principal
                        Receivables processed during
                        the related Monthly Period
                        which were allocated in respect
                        of the Class B Certificates                                                                    $2,503,324.81

                (c)     The aggregate amount of
                        Collections of Principal
                        Receivables processed during
                        the related Monthly Period
                        which are allocated in respect


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                         Certificateholders' statement


                        of the Collateral Interest                                                                     $2,622,530.75

          2.    Principal Receivables in the Trust

                (a)     The aggregate amount of
                        Principal Receivables in the
                        Trust as of the end of the
                        day on the last day of the
                        related Monthly Period                                                                     $1,685,574,502.45

                (b)     The amount of Principal
                        Receivables in the Trust
                        represented by the Investor
                        Interest of Series 1995-1
                        as of the end of the day on
                        the last day of the related
                        Monthly Period                                                                               $500,000,000.00

                (c)     The amount of Principal
                        Receivables in the Trust
                        represented by the Series
                        1995-1 Adjusted Investor
                        Interest as of the end of
                        the day on the last day of
                        the related Monthly Period                                                                   $500,000,000.00

                (d)     The amount of Principal
                        Receivables in the Trust
                        represented by the Class A
                        Investor Interest as of the end
                        of the day on the last day of
                        the related Monthly Period                                                                   $446,250,000.00

                (e)     The amount of Principal
                        Receivables in the Trust
                        represented by the Class A
                        Adjusted Investor Interest as of
                        the end of day on the last day
                        of the related Monthly Period                                                                $446,250,000.00

                (f)     The amount of Principal
                        Receivables in the Trust
                        represented by the Class B
                        Investor Interest as of the
                        end of the day on the last day
                        of the related Monthly Period                                                                 $26,250,000.00

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                         Certificateholders' statement


                (g)     The amount of Principal
                        Receivables in the Trust
                        represented by the Collateral
                        Interest as of the end of the
                        date on the last day of the
                        related Monthly Period                                                                        $27,500,000.00

                (h)     The Floating Investor Percentage
                        with respect to the related
                        Monthly Period                                                                                      29.3545%

                (i)     The Class A Floating Allocation
                        with respect to the related
                        Monthly Period                                                                                      89.2500%

                (j)     The class B Floating Allocation
                        with respect to the related
                        Monthly Period                                                                                       5.2500%

                (k)     The Collateral Floating Allocation
                        with respect to the related
                        Monthly Period                                                                                       5.5000%

                (l)     The Fixed Investor Percentage
                        with respect to the related
                        Monthly Period                                                                                      29.3545%

                (m)     The Class A Fixed Allocation
                        with respect to the related
                        Monthly Period                                                                                      89.2500%

                (n)     The Class B Fixed Allocation
                        with respect to the related
                        Monthly Period                                                                                       5.2500%

                (o)     The Collateral Fixed Allocation
                        with respect to the related
                        Monthly Period                                                                                       5.5000%


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                         Certificateholders' statement



          3.    Delinquent Balances

                The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                         Aggregate                                        Percentage
                                                                          Account                                           of Total
                                                                          Balance                                        Receivables
                                                                          -------                                        -----------

                (a)     30 - 59 days:                                      $19,471,645.87                                    1.1409%
                (b)     60 - 89 days:                                      $10,802,078.47                                    0.6329%
                (c)     90 - or more days:                                 $12,207,832.62                                    0.7153%
                                                  Total:                   $42,481,556.96                                    2.4891%


          4.    Investor Default Amount

                (a)     The Aggregate Investor Default
                        Amount for the related Monthly
                        Period                                                                                         $2,156,741.77

                (b)     The Class A Investor Default
                        Amount for the related Monthly
                        Period                                                                                         $1,924,892.03

                (c)     The Class B Investor Default
                        Amount for the related Monthly
                        Period                                                                                           $113,228.94

                (d)     The Collateral Default Amount
                        for the related Monthly Period                                                                   $118,620.80

          5.    Investor Charge Offs

                (a)     The aggregate amount of
                        Class A Investor Charge-Offs
                        for the related Monthly Period                                                                         $0.00

                (b)     The aggregate amount of
                        Class A Investor Charge-Offs
                        set forth in 5 (a) above per
                        $1,000 of original Certificate
                        principal amount                                                                                       $0.00

                (c)     The aggregate amount of Class
                        B Investor Charge-Offs for the

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                         Certificateholders' statement


                        related Monthly Period                                                                                 $0.00

                (d)     The aggregate amount of Class
                         B Investor Charge-Offs set forth
                        in 5 (c) above per $1,000 of
                        original certificate principal
                        amount                                                                                                 $0.00

                (e)     The aggregate amount of
                        Collateral Charge-Offs for the
                        related Monthly Period                                                                                 $0.00

                (f)     The aggregate amount of
                        Collateral Charge-Offs set
                        forth in 5 (e) above per $1,000
                        of original certificate principal
                        amount                                                                                                 $0.00

                (g)     The aggregate amount of Class A
                        Investor Charge-Offs reimbursed
                        on the Transfer Date immediately
                        preceding this Distribution Date                                                                       $0.00

                (h)     The aggregate amount of Class A
                        Investor Charge-Offs set forth
                        in 5 (g) above per $1,000 original
                        certificate principal amount re-
                        imbursed on the Transfer Date
                        immediately preceding this
                        Distribution Date                                                                                      $0.00

                (i)     The aggregate amount of Class B
                        Investor Charge-Offs reimbursed
                        on the Transfer Date immediately
                        preceding this Distribution Date                                                                       $0.00

                (j)     The aggregate amount of Class B
                        Investor Charge-Offs set forth
                        in 5 (i) above per $1,000 original
                        certificate principal amount re-
                        imbursed on the Transfer Date
                        immediately preceding this Distribution Date                                                           $0.00

                (k)     The aggregate amount of
                        Collateral Charge-Offs reimbursed
                        on the Transfer Date immediately


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                         Certificateholders' statement



                        preceding this Distribution Date                                                                       $0.00

                (l)     The aggregate amount of
                        Collateral Charge-Offs set
                        forth in 5(k) above per $1,000
                        original certificate principal
                        amount reimbursed on the Transfer
                        Date immediately preceding
                        Distribution Date                                                                                      $0.00

          6.    Investor Servicing Fee

                (a)     The amount of the Class A
                        Servicing Fee payable by the
                        Trust to the Servicer for
                        the related Monthly Period                                                                       $371,875.00

                (b)     The amount of the Class B
                        Servicing Fee payable by the
                        Trust to the Servicer for
                        the related Monthly Period                                                                        $21,875.00

                (c)     The amount of the Collateral
                        Interest Servicing Fee payable
                        by the Trust to the Servicer for
                        the related Monthly Period                                                                        $22,916.67

          7.    Reallocations

                (a)     The amount of Reallocated
                        Collateral Principal
                        Collections with respect to
                        this Distribution Date                                                                                 $0.00

                (b)     The amount of Reallocated
                        Class B Principal Collections
                        with respect to this Distri-
                        bution Date                                                                                            $0.00

                (c)     The Collateral Interest as
                        of the close of business on
                        this Distribution Date                                                                        $27,500,000.00

                (d)     The Class B Investor Interest
                        as of the close of business



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                         Certificateholders' statement


                        on this Distribution Date                                                                     $26,250,000.00

          8.    Collection of Finance Charge Receivables

                (a)     The aggregate amount of
                        Collections of Finance Charge
                        Receivables processed during the
                        related Monthly Period which
                        were allocated in respect of the
                        Class A Certificate                                                                            $5,908,586.49

                (b)     The aggregate amount of
                        Collections of Finance Charge
                        Receivables processed during the
                        related Monthly Period which
                        were allocated in respect of
                        the Class B Certificates                                                                         $347,563.91

                (c)     The aggregate amount of
                        Collections of Finance Charge
                        Receivables processed during the
                        related Monthly Period which
                        were allocated in respect of
                        the Collateral Interest                                                                          $364,114.57

          9.    Principal Funding Amount

                (a)     The principal amount on
                        deposit in the Principal
                        Funding Account on the
                        related Transfer Date                                                                                  $0.00

                (b)     The Accumulation Shortfall
                        with respect to the related
                        Monthly Period                                                                                         $0.00

                (c)     The Principal Funding In-
                        vestment Proceeds deposited
                        in the Finance Charge Account
                        on the related Transfer Date                                                                           $0.00

                (d)     The amount of all or the
                        portion of the Reserve Draw
                        Amount deposited in the
                        Finance Charge Account on the
                        related Transfer Date from


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                         Certificateholders' statement


                        the Reserve Account                                                                                    $0.00

          10.   Reserve Draw Amount                                                                                            $0.00

          11.   Cash Collateral Account

                (a)     The principal amount on deposit in
                        the Cash Collateral Account on
                        the related Transfer Date (before
                        giving effect to any deposits or
                        withdrawals                                                                                   $10,000,000.00

                (b)     The Required Draw Amount on
                        the related Transfer Date                                                                              $0.00

                (c)     The principal amount on deposit in
                        the Cash Collateral Account on
                        the related Transfer Date (after
                        giving effect to any deposits or
                        withdrawals)                                                                                  $10,000,000.00

                (d)     The Required Cash Collateral
                        Amount (after giving effect to
                        any deposits, withdrawals, or
                        payments)                                                                                     $10,000,000.00

          12.   Available Funds

                (a)     The amount of Class A
                        Available Funds on deposit
                        in the Finance Charge Account
                        on the related Transfer Date                                                                   $5,908,586.49

                (b)     The amount of Class B
                        Available Funds on deposit
                        in the Finance Charge Account
                        on the related Transfer Date                                                                     $347,563.91

                (c)     The amount of Collateral
                        Available Funds on deposit in
                        the Finance Charge Account on



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                         Certificateholders' statement


                        the related Transfer Date                                                                        $364,114.57

          13.   Portfolio Yield

                (a)     The portfolio yield for the
                        related Monthly Period                                                                              11.7125%

                (b)     The Portfolio Adjusted Yield
                        for the related Monthly Period                                                                       3.9161%

F.        Floating Rate Determinations

          1.    LIBOR for the interest Period
                ending on this Distribution Date                                                                             5.5898%
                9/15/98 - 10/15/98

          The First National Bank
          of Atlanta
          Servicer
                                           By:______________________
                                                Name:  Cecile K. Bazaz
                                                Title:  Senior Vice President


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